LEASES	9 Months Ended
Sep. 30, 2025
Leases [Abstract]
LEASES
NOTE 6:-          LEASES

The Company has a lease that has not yet commenced, for its new campus site in Israel. The lease is expected to commence during fiscal 2026 with a lease term of approximately 83 years. As of September 30, 2025 the Company has prepaid lease payments in connection with the lease of $159.9, which are included within other assets in the condensed consolidated balance sheets.